UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

Filed by the Registrant ☒

Filed by a party other than the Registrant ☐

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☐	Definitive Additional Materials

☒	Soliciting Material Pursuant to §240.14a-12

MIRATI THERAPEUTICS, INC.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.

☐	Fee paid previously with preliminary materials.

☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a6(i)(1) and 0-11.

This Schedule 14A relates solely to preliminary communications made prior to furnishing security holders of Mirati Therapeutics, Inc. (the “Company”) with a proxy statement related to a proposed transaction in which a wholly owned subsidiary of Bristol-Myers Squibb Company (“Parent”) will be merged with and into the Company, with the Company being the surviving corporation and continuing as a wholly owned subsidiary of Parent (the “Proposed Transaction”), upon the terms and subject to the conditions set forth in the Agreement and Plan of Merger, dated October 8, 2023, among the Company, Parent, and Vineyard Merger Sub Inc., a wholly owned subsidiary of Parent.

This Schedule 14A filing consists of the following documents relating to the Proposed Transaction:

•	Exhibit 99.1: E-mail distributed to clinical trial contractors

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Additional Information and Where to Find it

In connection with the proposed acquisition of the Company by Parent, the Company intends to file a preliminary and definitive proxy statement. The definitive proxy statement and proxy card will be delivered to the stockholders of the Company in advance of the special meeting relating to the proposed acquisition. This Schedule 14A is not a substitute for the proxy statement or any other document that may be filed by the Company with the SEC. THE COMPANY’S STOCKHOLDERS AND INVESTORS ARE URGED TO READ THE DEFINITIVE PROXY STATEMENT IN ITS ENTIRETY WHEN IT BECOMES AVAILABLE AND ANY OTHER DOCUMENTS FILED BY EACH OF PARENT AND THE COMPANY WITH THE SEC IN CONNECTION WITH THE PROPOSED ACQUISITION OR INCORPORATED BY REFERENCE THEREIN BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED ACQUISITION AND THE PARTIES TO THE PROPOSED ACQUISITION. Investors and security holders will be able to obtain a free copy of the proxy statement and such other documents containing important information about Parent and the Company, once such documents are filed with the SEC, through the website maintained by the SEC at www.sec.gov. Parent and the Company make available free of charge at Parent’s website at www.bms.com/investors and the Company’s website at www.ir.mirati.com, respectively, copies of materials they file with, or furnish to, the SEC.

Participants in the Solicitation

This Schedule 14A does not constitute a solicitation of proxy, an offer to purchase or a solicitation of an offer to sell any securities. Parent, the Company and their respective directors, executive officers and certain employees may be deemed to be participants in the solicitation of proxies from the stockholders of the Company in connection with the proposed acquisition. Information regarding Parent’s directors and executive officers is contained in Parent’s Annual Report on Form 10-K for the fiscal year ended December 31, 2022, which was filed with the SEC on February 14, 2023, and its definitive proxy statement for the 2023 annual meeting of stockholders, which was filed with the SEC on March 23, 2023. Information regarding the Company’s directors and executive officers is contained in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2022, which was filed with the SEC on February 28, 2023, and its definitive proxy statement for the 2023 annual meeting of stockholders, which was filed with the SEC on April 6, 2023. To the extent holdings of Parent’s or the Company’s securities by their respective directors or executive officers have changed since the amounts set forth in such 2023 proxy statements, such changes have been or will be reflected on Initial Statements of Beneficial Ownership on Form 3 or Statements of Beneficial Ownership on Form 4 filed with the SEC. Additional information regarding the identity of potential participants, and their direct or indirect interests, by security holdings or otherwise, will be included in the definitive proxy statement relating to the proposed acquisition when it is filed with the SEC. These documents (when available) may be obtained free of charge from the SEC’s website at www.sec.gov, Parent’s website at www.bms.com and the Company’s website at www.mirati.com.

Cautionary Statement Regarding Forward-Looking Statements

This Schedule 14A contains “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, regarding, among other things, the acquisition of the Company by Parent, potential contingent consideration, and the development and commercialization of certain biological compounds, including the therapeutic and commercial potential of KRAZATI® (adagrasib), sitravatinib (TAM receptor inhibitor), MRTX1719 (MTA-cooperative PRMT5 inhibitor),

MRTX0902 (SOS1 inhibitor), MRTX1133 (selective KRASG12D inhibitor), and the Company’s other technologies and products in development. These statements may be identified by the fact they use words such as “should,” “could,” “expect,” “anticipate,” “estimate,” “target,” “may,” “project,” “guidance,” “intend,” “plan,” “believe,” “will” and other words and terms of similar meaning and expression in connection with any discussion of future operating or financial performance, although not all forward-looking statements contain such terms. All statements that are not statements of historical facts are, or may be deemed to be, forward-looking statements. These statements are only predictions, and such forward-looking statements are based on current expectations and involve inherent risks and uncertainties, including factors that could delay, divert or change any of them, and could cause actual outcomes and results to differ materially from current expectations. No forward-looking statement can be guaranteed. Actual results may differ materially from current expectations because of numerous risks and uncertainties including with respect to (i) the approval of the Company’s stockholders for the proposed acquisition, which may be delayed or may not be obtained, (ii) whether the contingent consideration under the CVR will become payable, (iii) the risk that the expected benefits or synergies of the acquisition will not be realized, (iv) the risk that legal proceedings may be instituted related to the merger agreement, (v) any competing offers or acquisition proposals for the Company, (vi) the possibility that various conditions to the consummation of the acquisition may not be satisfied or waived, including that a governmental entity may prohibit, delay or refuse to grant approval for the acquisition and (vii) unanticipated difficulties or expenditures relating to the proposed acquisition, the response of business partners and competitors to the announcement of the proposed acquisition and/or potential difficulties in employee retention as a result of the announcement and pendency of the proposed acquisition. The actual financial impact of this transaction may differ from the expected financial impact described in this Schedule 14A. In addition, the compounds described in this Schedule 14A are subject to all the risks inherent in the drug development process, and there can be no assurance that the development of these compounds will be commercially successful. Forward-looking statements in this Schedule 14A should be evaluated together with the many uncertainties that affect Parent’s business, particularly those identified in the cautionary factors discussion in Parent’s Annual Report on Form 10-K for the year ended December 31, 2022, and the Company’s business, particularly those identified in the cautionary factors discussion in the Company’s Annual Report on Form 10-K for the year ended December 31, 2022, as well as other documents that may be filed by Parent or the Company from time to time with the SEC. Neither Parent nor the Company undertakes any obligation to publicly update any forward-looking statement, whether as a result of new information, future events or otherwise. The forward-looking statements made in this Schedule 14A relate only to events as of the date on which the statements are made.

Exhibit 99.1

E-mail Distributed to Clinical Trial Contractors

Hello All-

You may have already seen the headlines, but reaching out to inform you that Mirati Therapeutics is to be acquired by BMS.

Bristol Myers Squibb - Bristol Myers Squibb Strengthens and Diversifies Oncology Portfolio With Acquisition of Mirati Therapeutics (bms.com)

Mirati Therapeutics Inc. - Bristol Myers Squibb Strengthens and Diversifies Oncology Portfolio with Acquisition of Mirati Therapeutics

When is the acquisition happening?

As per the release, this is expected to close by the 1st half of 2024, however, could be accelerated.

What does this acquisition mean to me as an ICON FSP embedded colleague?

Essentially its business as usual; for now, we continue to operate as Mirati Therapeutics and our studies continue to be a high priority; we have plenty of work ahead to achieve our study deliverables and you continue to play a valuable role in our success.

As additional information becomes available, I will continue to keep you posted. In the interim we appreciate your ongoing support & drive of the Mirati portfolio.

Further communication for our study vendors/ sites will be forthcoming- stay tuned.

If you have any additional questions, please let me know.

Thanks

Best regards,

Noleen